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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) September 8, 2002
                                                 -----------------


                          CHINA WORLD TRADE CORPORATION
                          -----------------------------
             (Exact name of registrant as specified in its chapter)


          Nevada                     000-26119                   87-0629754
          ------                     ---------                   ----------
(State or other jurisdiction        (Commission                 (IRS Employer
     of incorporation)              File Number)             Identification No.)


4th Floor, Goldlion District Network Center
       138 Tiyu Road East, Tianhe
             Guangzhou, PRC                                        510620
----------------------------------------                         ----------
(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code (001)(8620)3878-0286
                                                   --------------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)




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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         (a) China World Trade Corporation (the "Company") entered into settlement agreements (collectively, the "Settlement Agreements"), each dated as set forth in the table below, with each of Mr. James Mak, Mr. Roy Wu, Mr. Alfred Or, Mr. Andersen Chan, Mr. Bernard Kwong-chung Chan, Superwear Limited, a British Virgin Islands company, Simple Fortune Inc., a British Virgin Islands company, Sinogolf Limited, a British Virgin Islands company, Top-Trained Securities Limited, a British Virgin Islands company, Splendid Partner Holdings Limited, a British Virgin Islands company, and I&V Ltd., a British Virgin Islands company (collectively, the "Creditors" and individually a "Creditor"). Pursuant to the respective Settlement Agreement, each Creditor converted the amount set forth in the table below, which amount was owed by the Company to the respective Creditor, and in full settlement of the debt, received the number of shares of common stock ("Consideration Shares") in the Company set forth in the table below.

                                                                                    NO. OF
                                                                                 CONSIDERATION
         NAME OF CREDITOR                    DATE (2003)       AMOUNT OWED           SHARES
         ----------------                    -----------       -----------       -------------
         Mr. James Mak                       September 8       US$87,500             87,500

         Mr. James Mak                       September 8       US$44,301             35,000

         Mr. Roy Wu                          September 9       US$91,667             87,500

         Mr. Alfred Or                       September 10      US$156,645           156,645

         Mr. Andersen Chan                   September 10      US$60,000             60,000

         Mr. Bernard Kwong-chung Chan        September 8       US$15,000             73,355

         Superwear Limited                   September 9       US$220,000           500,000

         Simple Forturn Inc.                 September 9       US$230,000           490,000

         Sinogolf Limited                    September 9       US$245,977           510,000

         Top-Trained Securities Limited      September 11      US$944,628         1,000,000

         Splendid Partner Holdings Limited   September 12      US$317,980           500,000

         I&V Ltd.                            September 12      US$317,979           500,000

         The Consideration Shares were issued to each Creditor on January 22, 2003.

         Prior to the Settlement Agreements, Main Edge International Limited ("Main Edge") was the majority shareholder of the Company, holding approximately 52.0 % of the issued and outstanding shares of common stock of the Company (hereinafter "Shares"). As a result of the Settlement Agreements, Main Edge's holding of Shares was reduced from approximately 52.0% to 10.0% of the issued and outstanding Shares and is no longer the majority shareholder able to determine the composition of the board of directors of the Company.



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         Powertronic Holdings Limited ("Powertronic"), a British Virgin Islands
         company, entered into a share purchase agreement dated September 3, 2002 (the "First Share Purchase Agreement") with the Company, to purchase 1,000,000 Share and warrants (the "First Warrants") to purchase up to 2,000,000 Shares, for the total purchase price of US$500,000.00. Additionally, Powertronic entered into a second share purchase agreement dated December 17, 2002 ( the "Second Share Purchase Agreement") with the Company, to purchase an additional 1,000,000 Shares and warrants (the "Second Warrants") to purchase up to an additional 2,000,000 Shares, for the total purchase price of US$500,000.00. The First Warrants and The Second Warrants may be exercised within two year of their issue at an exercise price of US$0.575 per Share.

         The Company entered into a share exchange agreement (the "Share Exchange Agreement") dated as of December 17, 2002, with Mr. Tsang Chi Hung ("Mr. Tsang"), the sole beneficial owner of the share capital in General Business Network (Holdings) Ltd. ("GBN"), a Hong Kong company. Pursuant to the Share Exchange Agreement, the Company acquired from Mr. Tsang all of the issued and outstanding shares of GBN in exchange for four million (4,000,000) Shares and warrants (the "Tsang Warrants") to purchase an additional four million (4,000,000) Shares. The Tsang Warrants may be exercised within two year of their issue at an exercise price of US$0.92 per Share.

         The First Share Purchase Agreement and the Second Share Purchase Agreement (collectively, the "Share Purchases") and the Share Exchange Agreement (the "Acquisition") was each completed on January 24, 2003 and on that date two million (2,000,000) Shares, the First Warrants and the Second Warrants were issued to Powertronic and four million (4,000,000) Shares and the Tsang Warrants were issued to Mr. Tsang.

         In connection with the Shares issued pursuant to the First and Second Share Purchase Agreements and the Share Exchange Agreement and the Shares to be issued on the exercise of the First and Second Warrants and the Tsang Warrants the Company has entered into Registration Rights Agreements with each of Powertronic and Mr. Tsang.

         As a result of the Acquisition and the Share Purchases, and in the event Mr. Tsang exercises the Tsang Warrants in full and Powertronic exercises the First Warrants and the Second Warrants in full, Mr. Tsang and Powertronic own 42.10% and 31.57% of the issued and outstanding Shares on a fully diluted basis. Collectively, Mr. Tsang and Powertronic control 73.67% of the issued and outstanding Shares (assuming the Tsang Warrants, the First Warrants and the Second Warrants were exercised in full) on a fully diluted basis and control the appointment of directors to the Board of Directors of the Company.

         However, no new directors or officers were appointed, and no directors of offices were removed as a result of the completion of the Settlement Agreements, the Acquisition or the Share Purchase Agreements. To the Company's knowledge, there are no agreements, arrangements or understandings between and among the Creditors, Powertronic, Mr. Tsang, Main Edge or any other shareholders or their respective associates with respect to the election of directors, appointment of officers or the control of the Company.




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         (b) Information required by Item 403(c) of Regulation S-K

                                 NAME AND ADDRESS OF           AMOUNT AND NATURE OF
         CLASS                   BENEFICIAL OWNER               BENEFICIAL OWNER
         -----                   ----------------               ----------------
         Common Stock            Tsang Chi Hung                   4,000,000
                                 Unit No. 1217, 12/F
                                 The Metropolis
                                 No. 10 Metropolis Drive
                                 Hong Kong SAR

         Warrants to Purchase
         Common Stock            Tsang Chi Hung                   4,000,000
                                 Unit No. 1217, 12/F
                                 The Metropolis
                                 No. 10 Metropolis Drive
                                 Hong Kong SAR

         Common Stock            Powertronic Holdings Limited     2,000,000
                                 240-2830 Clarke Place
                                 Richmond, B.C.
                                 Canada V6V2H5

         Warrants to Purchase
         Common Stock            Powertronic Holdings Limited     4,000,000
                                 240-2830 Clarke Place
                                 Richmond, B.C.
                                 Canada V6V2H5


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

The information set forth above under "Item 1. Changes in Control of Registrant" is hereby incorporated herein by reference.

Pursuant to the Share Exchange Agreement, the Company acquired 100% of the issued and outstanding shares of GBN, a property holding company. As of the date of acquisition, GBN owned two rental properties located at 20/F., Goldlion Digital Network Center, Unit 01-10, 138 Tiyu Road East, Tianhe, Guangzhou, the PRC and Flat B, 12/F., Champion Center, 301-309 Nathan Road, Hong Kong. The Company intends to retain the rental properties and collect the rental incomes generated by the properties.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of businesses acquired. It is impractical at this time to provide such document. Such documents will be filed as soon as practical.

(c) Exhibits.

         4.1 Warrants dated January 24, 2003, issued by the Company to Powertronic Holdings Limited.

         4.2      Warrants dated January 24, 2003, issued by the Company to
                  Powertronic



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                  Holdings Limited.

         4.3 Warrants dated January 24, 2003, issued by the Company to Tsang Chi Hung.

         4.4 Registration Rights Agreement dated September 3, 2002 between the Company and Powertronic.

         4.5 Registration Rights Agreement dated December 17, 2002 between the Company and Powertronic.

         4.6 Registration Rights Agreement dated December 17, 2002 between the Company and Tsang Chi Hung.

         10.1 Settlement Agreement dated September 8, 2002 between the Company and Mr. James Mak.

         10.2 Settlement Agreement dated September 8, 2002 between the Company and Mr. James Mak.

         10.3 Settlement Agreement dated September 9, 2002 between the Company and Mr. Roy Wu.

         10.4 Settlement Agreement dated September 10, 2002 between the Company and Mr. Alfred Or.

         10.5 Settlement Agreement dated September 10, 2002 between the Company and Mr. Andersen Chan.

         10.6 Settlement Agreement dated September 8, 2002 between the Company and Mr. Bernard Kwong-chung Chan.

         10.7 Settlement Agreement dated September 9, 2002 between the Company and Superwear Limited.

         10.8 Settlement Agreement dated September 9, 2002 between the Company and Simple Fortune Inc.

         10.9 Settlement Agreement dated September 9, 2002 between the Company and Sinogolf Limited

         10.10 Settlement Agreement dated September 11, 2002 between the Company and Top-Trained Securities Limited.

         10.11 Settlement Agreement dated September 12, 2002 between the Company and Splendid Partner Holdings Limited.

         10.12 Settlement Agreement dated September 12, 2002 between the Company and I&V Ltd.

         10.13 Share Purchase Agreement dated September 3, 2002, between the Company and Powertronic Holdings Limited.

         10.14 Share Purchase Agreement dated December 17, 2002, between the Company and Powertronic Holdings Limited.

         10.15 Share Exchange Agreement dated December 17, 2002, between the Company and Tsang Chi Hung.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          CHINA WORLD TRADE CORPORATION
                                          (Registrant)

                                           /s/ John Hui
                                          -------------------------------------
                                          By   John Hui
                                               President
Date
26  February 2003
-----------------

*Print name and title of the signing officer under his signature.



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